UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): September 22, 2019

U. S. AEROSPACE, INC (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization	089-6898 (Commission File #)	06-1034587 (IRS Employer Identification No.)

5754 Melrose Avenue, Los Angeles, CA 90038 (Address of principal executive offices)

(323) 672-6368 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01Revival of U.S. Aerospace Inc

On July 7 2019 Mr Duquette filed a certificate of revival with the Secretary of State of Delaware. The back taxes were paid and the corporation was put in good standing with the Secretary of State Delaware.

Item 1.02The new officers and directors

The new officers and directors filed with the Secretary of State of Delaware are listed as follows.

David Duquette CEO and Director

Nancy Vaughn Secretary and Director

Item 1.03Account Reactivation

Mr Duquette reactivated its account with  Signature  Stock Transfer 14673 Midray rd Addison TX who reported shares in DTC for U.S. Aerospace Inc were as follows 31,303,209 comom stock par value $.10

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

September 22, 2019 U.S. Aerospace,Inc

      By:   /s/ David Duquette

Name: David Duquette

Title:    CEO